UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2020

MAPTELLIGENT, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-218746	88-0203182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2831 St. Rose Parkway, Suite # 297

Henderson, NV 89052

(Address of principal executive offices) (zip code)

561-926-3083

(Registrant’s telephone number, including area code)

Copies to:

Joseph Cosio-Barron

2831 St. Rose Parkway, Suite # 297

Henderson, NV89052

415-990-8141

LAS VEGAS XPRESS, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 9, 2020, the Board of Directors of Maptelligent, Inc. (the “Company”) approved the appointment of Richard Ziccardi as its Chief Financial Officer and ratified an employment agreement dated October 1, 2020. The Company also ratified an employment agreement dated July 22, 2020 with Paul Christin as its Director of Sales and Marketing. The action was taken in best interest of the Company and its stockholders.

Mr. Ziccardi is a financial professional with over 30 years of experience in Banking, Insurance and Investments with a business focus on financial products. During his working career Mr. Ziccardi has held various roles including, but not limited to: Product Manager, LOB Controller, Chief of Staff, CAO, and Global Head of Revenue and RFP Pricing while supporting the servicing of Exchange Traded Funds, Mutual Funds, Hedge Funds, Private Equity, REITs and Variable Annuities. In these capacities, Mr. Ziccardi has worked on Mergers and Acquisition integrations, Client Profitability Modeling, Revenue Maximization, Sales and Client Engagement, New Product Development, Vendor Contract Negotiations, Efficiency and Expense Reduction Initiatives, Recruiting, Hiring, Training, Employee Engagement and Retention. After 19 years at Bank of New York Mellon in various roles and titles including CAO and Managing Director, up to February 2020, Mr. Ziccardi was Global Head of Revenue Control – Asset Servicing. Mr. Ziccardi holds a Bachelor of Business Administration in Accounting from Hofstra University.

Paul Christin has over 25 years’ experience in Public Safety and Homeland Security, Mr. Christin successfully combined experience in information technology with "boots on the ground" firefighter/paramedic background to build and deliver solutions in the public safety and emergency call-taking and dispatch markets. Mr. Christin has global experience having worked with government agencies in Europe, Asia-PAC, South America, Africa, and the Middle East identifying solutions, building partnerships, strategically selling geospatial, and cloud technology. Mr. Christin has managed product P&L for an industry leader in public safety solutions, Motorola. Additionally, has been a marketing professional and evangelist for the leader of geospatial technology, Esri. Mr. Christin has built a partner ecosystem for the leader in cloud technology, Amazon Web Services.

Item 9.01 Financial Statements and Exhibits.

Exhibits	Description

10.1	Employment agreement for Richard Ziccardi and Paul Christin

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAPTELLIGENT, INC.

Date: October 13, 2020	By:	/s/ Albert Koenigsberg
Name: Albert Koenigsberg
Title: Chief Executive Officer

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